UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2012

SALIX PHARMACEUTICALS, LTD.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-23265	94-3267443
(Commission File Number)	(IRS Employer ID Number)

8510 Colonnade Center Drive, Raleigh, North Carolina 27615

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 862-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 19, 2012, Salix Pharmaceuticals, Ltd. issued a press release announcing that educational activities and numerous presentations describing the investigation of several of the Company’s products will occur during the American College of Gastroenterology (ACG) 2012 Annual Scientific Meeting. A copy of this press release is attached as Exhibit 99.1.

On October 19, 2012, the Company issued a press release announcing the premiere screening of “Wrestling the Monster: Living with Hepatic Encephalopathy” at the 2012 ACG Scientific Meeting. A copy of this press release is attached as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press release regarding the educational activities and presentations at the American College of Gastroenterology 2012 Annual Scientific Meeting dated October 19, 2012.

99.2	Press release regarding screening of “Wrestling the Monster: Living with Hepatic Encephalopathy” at the 2012 American College of Gastroenterology Scientific Meeting dated October 19, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SALIX PHARMACEUTICALS, LTD.

Date: October 22, 2012

/s/ Adam C. Derbyshire
Adam C. Derbyshire
Executive Vice President and Chief Financial Officer